Exhibit 10.2

SECOND AMENDMENT TO AGREEMENT OF SALE

THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this “Amendment”) is dated as of April 11, 2014 by and between TOWN SPORTS INTERNATIONAL, LLC, a New York limited liability company (“Seller”), and MONTY TWO EAST 86TH STREET ASSOCIATES LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Agreement of Sale dated as of December 23, 2013 (the “Original Agreement of Sale”), as amended by that certain First Amendment to Agreement of Sale dated as of March 26, 2014 (the “First Amendment”; the Original Agreement of Sale, as amended by the First Amendment, collectively, the “Agreement of Sale”), between Seller and Purchaser, Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the real property and improvements thereon located at 151-155 East 86th Street, New York, New York, and Seller’s right, title and interest in and to certain other property comprising the Property (as such term is defined in the Agreement of Sale), all as more particularly described in the Agreement of Sale;

WHEREAS, pursuant to the First Amendment, Purchaser and Seller extended the Closing Date from 10:00 am (Eastern Daylight Time) on March 31, 2014 to 10:00 am (Eastern Daylight Time) on April 11, 2014 and made certain other modifications to the Agreement of Sale; and

WHEREAS, Purchaser and Seller desire to further extend the Closing Date and make certain other modifications to the Agreement of Sale, all in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement of Sale as follows:

1. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement of Sale.

2. Extension of Closing Date. Subject to the terms and conditions set forth in Paragraph 3 below, the Closing Date is hereby extended from 10:00 am (Eastern Daylight Time) on April 11, 2014 to 10:00 am (Eastern Daylight Time) on July 14, 2014, TIME BEING OF THE ESSENCE. From and after the date hereof, all references in the Agreement of Sale to the “Closing Date” shall be deemed to refer to 10:00 am (Eastern Daylight Time) on July 14, 2014.

3. Additional Deposit. In consideration of Seller’s agreement to extend the Closing Date pursuant to Paragraph 2 above:

(a) Simultaneously with the execution of this Amendment, Purchaser shall deposit in escrow with Escrow Agent the sum of Five Million and 00/100 ($5,000,000.00) Dollars (such sum, together with all interest earned thereon, the “Additional Deposit”), which shall be maintained by Escrow Agent in an interest bearing account pursuant to the provisions of Paragraph 19 of the Agreement of Sale. From and after the date hereof, all references in the Agreement of Sale to the “Deposit” shall be deemed to include the Deposit and the Additional Deposit.

(b) Simultaneously with the execution of this Amendment, Escrow Agent shall release from escrow and disburse to Seller a portion of the Deposit in the sum of Three Million and 00/100 ($3,000,000,00) Dollars (“Initial Released Amount”). On May 27, 2014 (the “Additional Release Date”), Escrow Agent shall release from escrow and disburse to Seller an additional portion of the Deposit in the sum of Two Million and 00/100 ($2,000,000.00) Dollars (the “Additional Released Amount”; the Initial Released Amount and the Additional Released Amount, collectively, the “Released Amount”). If the Agreement of Sale is terminated by reason of Seller’s default thereunder, then the Released Amount (or, if the effective date of termination occurs prior to the Additional Release Date, the Initial Released Amount) shall, promptly upon such termination, be refunded by Seller to Purchaser or such other party as Purchaser may designate in writing.

4. Purchaser’s Financing. From and after the date of this Amendment, Purchaser shall promptly provide Seller with copies of any term sheets, loan commitments or accepted loan applications which are in the course of the lender’s typical legal and property underwriting process received by Purchaser with respect to financing which Purchaser is seeking. Purchaser shall use its good faith diligent efforts to secure any such financing and to keep Seller advised of the status thereof. Notwithstanding the foregoing, nothing contained herein shall be deemed to be a financing contingency for the benefit of Purchaser.

5. Miscellaneous.

(a) As modified herein, all of the terms and provisions of the Agreement of Sale remain in full force and effect, and, as modified hereby, all of the terms and provisions of the Agreement of Sale are hereby ratified and confirmed in all respects. In the event of any inconsistencies or conflicts between the terms and provisions of this Amendment and the terms and provisions of the Agreement of Sale as originally executed, the terms and provisions of this Amendment shall govern.

(b) This Amendment and the rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(c) The Agreement of Sale, as amended hereby, contains the entire understanding of Purchaser and Seller with respect to the matters addressed herein, merging and superseding all prior oral and written communications.

(d) This Amendment cannot be changed in any manner except by a written agreement executed by Purchaser and Seller.

(e) This Amendment may be executed in any one or more counterparts, delivery of which may be by facsimile transmission or electronic mail, each of which shall be an original and all of which when taken together shall constitute one and the same instrument. A facsimile or scanned, emailed image shall have the same legal effect as an original signature.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

TOWN SPORTS INTERNATIONAL, LLC

By:	/s/ David Kastin
Name:	David Kastin
Title:	SVP-GC

PURCHASER:

MONTY TWO EAST 86TH STREET ASSOCIATES LLC

By:
Name:
Title:

The undersigned has executed this Amendment solely to confirm its agreement to: (a) hold the Deposit in escrow in accordance with the provisions of the Agreement of Sale, as amended by this Amendment; and (b) comply with the provisions of the Agreement of Sale, as amended by this Amendment, applicable to the Deposit and Escrow Agent.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

[Signature Page to Second Amendment to Agreement of Lease]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

TOWN SPORTS INTERNATIONAL, LLC

By:
Name:
Title:

PURCHASER:

MONTY TWO EAST 86TH STREET ASSOCIATES LLC

By:	/s/ Roy Stillman
Name:	Roy Stillman
Title:	Authorized Signatory

The undersigned has executed this Amendment solely to confirm its agreement to: (a) hold the Deposit in escrow in accordance with the provisions of the Agreement of Sale, as amended by this Amendment; and (b) comply with the provisions of the Agreement of Sale, as amended by this Amendment, applicable to the Deposit and Escrow Agent.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

[Signature Page to Second Amendment to Agreement of Lease]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

TOWN SPORTS INTERNATIONAL, LLC

By:
Name:
Title:

PURCHASER:

MONTY TWO EAST 86TH STREET ASSOCIATES LLC

By:
Name:
Title:

The undersigned has executed this Amendment solely to confirm its agreement to: (a) hold the Deposit in escrow in accordance with the provisions of the Agreement of Sale, as amended by this Amendment; and (b) comply with the provisions of the Agreement of Sale, as amended by this Amendment, applicable to the Deposit and Escrow Agent.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ Lawrence M. Holmes
Name:	Lawrence M. Holmes
Title:	VP-SR. Counsel

[Signature Page to Second Amendment to Agreement of Lease]